SCHEDULE 14A - INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]      Preliminary proxy statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive proxy statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss. 240.14a-12

                        Temecula Valley Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

5)       Total fee paid:

          ----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                                 April 14, 2004

Dear Shareholder:

     I am pleased to invite you to the Annual Meeting of Shareholders of Temecula Valley Bancorp Inc. ("Company"). We will hold the meeting at 6:00 p.m. on Tuesday, May 25, 2004 at our main office located at 27710 Jefferson Avenue, Suite A100, Temecula, California 92590.

     This booklet contains the Notice of Annual Meeting and the Proxy Statement and is accompanied by a proxy card. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Temecula Valley Bancorp Inc. and its principal subsidiary, Temecula Valley Bank.

     I hope that you can join us on the 25th of May. Whether or not you plan to attend, please sign and return your proxy card as soon as possible. Your opinion and your vote are important to us. Voting by proxy will not prevent you from voting in person if you attend the meeting, but it will ensure that your vote is counted if you are unable to attend. You may be eligible to vote electronically over the Internet or by telephone by following the instructions on the proxy card.

                                        Sincerely,

                                        /s/ Stephen H. Wacknitz
                                        -----------------------
                                        Stephen H. Wacknitz
                                        President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2004


     The 2004 Annual Meeting of Shareholders of Temecula Valley Bancorp Inc. will be held at 27710 Jefferson Avenue, Suite A100, Temecula, California 92590 at 6:00 p.m. on Tuesday, May 25, 2004 for the following purposes:

     1. To elect six directors to serve on our Board of Directors until the 2005 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

     2. To ratify and approve the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan.

     3. To transact any other business that properly comes before the meeting or any adjournment of the meeting.

     Shareholders of record of our common stock at the close of business on April 2, 2004 are entitled to vote at the meeting.

     Section 3.3 of the bylaws of the Company governs nominations for election of members of the Board of Directors, as follows:

               SECTION 3.3. NOMINATIONS OF DIRECTORS. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and
               address  of  each  proposed   nominee;   (b)  the  principal
               occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder;
               (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or
               by  the  notifying   shareholder   and  the  identities  and
               locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

     You are urged to sign and return the enclosed proxy card as promptly as possible, whether or not you attend the meeting in person. The enclosed proxy card is solicited by our Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by filing a written revocation or duly executed proxy card bearing a later date with our Secretary, or revoking all previously signed and filed proxies and attending the meeting and voting in person.

     A list of shareholders entitled to vote at the meeting will be available for inspection at our executive offices. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or other letter from that firm confirming their ownership of shares as of the record date.

     A copy of our Annual Report is enclosed with this notice. Additional copies may be obtained, without charge, by contacting Donald A. Pitcher, Chief Financial Officer, 27710 Jefferson Avenue, Suite A100, Temecula, California 92590, (909) 694-9940.

                                 By Order of the Board of Directors:




                                 /s/ Donald A. Pitcher
                                 ---------------------
Temecula, California             Donald A. Pitcher
April 14, 2004                   Secretary

                                                 TABLE OF CONTENTS


INTRODUCTION                                                            1
ABOUT THE MEETING                                                       1
STOCK OWNERSHIP                                                         5
PROPOSAL 1 - ELECTION OF DIRECTORS                                      7
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS                      8
COMMON STOCK PERFORMANCE CHART                                         13
EXECUTIVE OFFICERS AND COMPENSATION                                    15
SUMMARY COMPENSATION TABLE                                             16
EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2003           18
CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS                           20
PROPOSAL 2 - APPROVAL OF TEMECULA VALLEY BANCORP INC.                  20
2004 STOCK INCENTIVE PLAN                                              20
SELECTION OF INDEPENDENT AUDITORS                                      25
COMPLIANCE WITH SECTION 16 OF THE 1934 ACT                             26
ADDITIONAL INFORMATION                                                 26
OTHER MATTERS                                                          26
ANNUAL REPORT                                                          26

APPENDIX A:   CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
              OF TEMECULA VALLEY BANCORP INC.                         A-1

APPENDIX B:   TEMECULA VALLEY BANCORP INC. 2004 STOCK INCENTIVE PLAN  B-1

                          TEMECULA VALLEY BANCORP INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2004



                                  INTRODUCTION

Our Board of Directors is soliciting proxies for this year's Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Our Board of Directors set April 2, 2004 as the record date for the meeting. Shareholders who were the record holders of owned Temecula Valley Bancorp Inc. common stock on that date are entitled to vote at the meeting, with each share entitled to one vote. There were approximately 8,314,896 shares of our common stock outstanding on April 2, 2004, held of record by approximately 455 holders.

Voting materials, which include this proxy statement, a proxy card and the 2003 Annual Report, are being mailed to shareholders on or about April 14, 2004.

                                ABOUT THE MEETING

Why am I receiving this proxy statement and proxy card?

You are receiving this proxy statement and proxy card because you owned shares of our common stock as of the close of business on April 2, 2004. This proxy statement describes issues on which we would like you to vote.

When you sign the proxy card you appoint Dr. Steven W. Aichle and Mr. Richard W. Wright as your representatives at the meeting. Dr. Aichle and Mr. Wright, or their substitute, will vote your shares at the meeting as you have instructed on the proxy card. This way, your shares will be voted even if you cannot attend the meeting.

Who is soliciting my proxy and who is paying the cost of solicitation?

Our Board of Directors is sending you this proxy statement in connection with its solicitation of proxies for use at our 2004 Annual Meeting. Certain directors, officers and employees of our Company may solicit proxies by mail, telephone, facsimile or in person.

Temecula Valley Bancorp Inc. will pay for the costs of solicitation. We do not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners of our common stock. However, we reserve the right to hire special employees or paid solicitors to assist us in obtaining proxies if we believe it is necessary to secure a quorum.

What am I voting on?

At the Annual Meeting you will be asked to vote on two proposals. The first is the re-election of our existing six directors to serve on our Board of Directors until the 2005 Annual Meeting of Shareholders or until their successors have been duly qualified and elected. The second proposal is to ratify and approve the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan.

Who is entitled to vote?

Only shareholders who were owners of record of our common stock as of the close of business on April 2, 2004 are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

Each share of common stock entitles the holder of record to one vote on any matter coming before the Annual Meeting. In voting for directors, however, shares may be voted cumulatively as described below. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares that the shareholder is voting affirmatively, then it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote.

How do I vote?

You may vote your shares either in person at the Annual Meeting or by proxy. At the Annual Meeting, you can obtain a ballot. To vote by proxy, you should mark, date, sign and mail the enclosed proxy card in the prepaid envelope provided. If your shares are registered in your own name and you attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the meeting will need to obtain proxy materials from the institution that holds their shares or instruct their broker or nominee how to vote.

You may be eligible to vote your shares electronically over the Internet or by telephone. Please refer to the enclosed proxy card for additional information and instructions.

Can I change my vote after I return my proxy card?

Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised at the meeting by filing with our Secretary either a notice of revocation or another signed proxy card or ballot bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board of Directors' recommendations?

Unless you give other instructions on your proxy card, Dr. Aichle and Mr. Wright, as the persons named as proxy holders on the proxy card, will vote as recommended by our Board of Directors. Our Board of Directors recommends a vote FOR the election of the nominated directors listed in this proxy statement and FOR approval of the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan.

If any other matters are considered at the meeting, Dr. Aichle and Mr. Wright will vote as recommended by the Board of Directors. If the Board of Directors does not give a recommendation, Dr. Aichle and Mr. Wright will have discretion to vote as they think best.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name and you do not return your proxy card or do not vote in person at the Annual Meeting, your shares will not be voted.

If your shares are held in street name and you do not submit voting instructions to your broker, your broker may vote your shares at this meeting on the election of directors but likely will not vote on the proposal to adopt the 2004 Stock Incentive Plan.

How many shares must be present to hold the Annual Meeting?

A majority of our outstanding shares of common stock as of April 2, 2004 (a quorum) must be present at the Annual Meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if a shareholder is present and votes in person at the meeting or has properly submitted a proxy card. As of April 2, 2004, the record date for the Annual Meeting, approximately 8,314,896 shares of our common stock were outstanding and eligible to vote.

What vote is required to elect directors?

The six director nominees who receive the highest number of FOR votes will be elected. You may vote FOR all or some of the nominees or WITHHOLD AUTHORITY for all or some of the nominees.

Each shareholder may be entitled to exercise cumulative voting rights in connection with the election of directors. In such case, each shareholder would be entitled to as many votes as equals the number of shares of common stock held by such shareholder multiplied by the number of directors to be elected, and such shareholder could cast all of such votes for a single nominee or could distribute them among two or more nominees. For example, if you own 10 shares of common stock of the Company and 11 directors are being elected, you have 110 votes - you can cast all of them for one nominee, or split them among two or more nominees if you so choose. No shareholder, however, shall be entitled to cumulate votes (i.e., cast for any one or more nominees a number of votes greater than the number of shares of common stock of the Company held by such shareholder) unless the name(s) of the nominee(s) has (have) been placed in nomination prior to the commencement of the voting and a shareholder has given notice at the meeting prior to the voting of the intention to cumulate votes.

If any shareholder has given notice to cumulate votes, all shareholders may cumulate their votes for nominees, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in that event is, therefore, solicited in this proxy statement. The person or persons holding the proxies solicited by our Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares covered by the proxies they hold in such a way as to ensure the election of as many of the six nominees of the Board of Directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting.

You may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by our Board of Directors by marking the appropriate box on the proxy card and striking out the names or filling in the circle next to the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of your votes for candidates whose names have been crossed out or otherwise indicated by filling in the circle, whether or not cumulative voting is called for at the Annual Meeting. However, the proxy holders will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out or otherwise indicated as disfavored by filling in the circle and for any candidates who may be properly nominated at the Annual Meeting. If you wish to specify the manner in which your votes are allocated in the event of cumulative voting, you must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for shareholders who desire to vote in person.

How can I make a nomination?

Nominations made other than by the Board of Directors may be made by notification in writing delivered or mailed to the principal offices of the Company in accordance with Section 3.3 of our Bylaws, as specified in the Notice of our Annual Meeting we distributed with this proxy statement.

What vote is required for ratification and approval of the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan?

After a majority of the outstanding  shares of our common stock are present
(a quorum), the affirmative vote of a majority of shares present in person and by proxy will constitute approval and ratification of the 2004 Plan. Abstentions and "broker non-votes" are not counted either "for" or "against" any proposals.

Can I vote on other matters?

We have not received timely notice of any shareholder proposals to be considered at the Annual Meeting, and our Board of Directors does not know of any other matters to be brought before the Annual Meeting. However, subject to the provisions of applicable law, any proper matter may be presented at the meeting for action. The proxy holders will use their discretion in voting on any such matters. You may vote on such matters only by attending the Annual Meeting and voting in person.

When are proposals for the 2005 Annual Meeting due?

Proposals by our shareholders to transact business at the Company's 2005 Annual Meeting must be delivered to our Secretary no later than December 15, 2004. In addition to these advance notice requirements, there are other requirements that a shareholder must meet in order to have a proposal included in our proxy statement under the rules of the Securities and Exchange Commission ("SEC").

In addition, in the event a shareholder proposal to be raised at the 2005 Annual Meeting (as opposed to proposals submitted to be included in our proxy statement for that meeting) is not submitted to us prior to February 28, 2005, the proxy to be solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2005 Annual Meeting of Shareholders without any discussion of the proposal in the proxy statement for such meeting.

Notice of intention to make nominations for the Board of Directors must be made in writing pursuant to the requirements of Section 3.3 of our bylaws and delivered or mailed to the President of the Company by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders.

                                 STOCK OWNERSHIP

Are there any beneficial owners of more than 5% of the Company's stock?

Currently, to the Company's knowledge, two shareholders beneficially own more than 5% of outstanding shares of the Company's common stock. They are listed in the following table.

How much stock do the directors and executive officers of the Company own?

The following table shows, as of April 2, 2004, the amount of our common stock beneficially owned (unless otherwise indicated) by (a) each director and director nominee; (b) each of the current executive officers of Company and Temecula Valley Bank, N.A. ("Bank") named in the Summary Compensation Table below; (c) each person known to the Company to be the beneficial owner of more than 5% of the Company's common stock; and (d) all of the Company's and the Bank's directors, director nominees, and executive officers(1) as a group. Except as otherwise noted, the Company believes that the beneficial owners of the shares listed below, based on information furnished by such owners, have or share with a spouse voting and investment power with respect to the shares.

                                                                       Company
                                                                       Shares Owned              Percent
Name & Position(2)                                                     Beneficially (3)          of Class
------------------                                                     ---------------           --------

Dr. Steven W. Aichle, Nominee/Director, Company/Bank                      318,202 (4)              3.76%
Dr. Robert P. Beck, Nominee/Director, Company/Bank                        242,576 (5)              2.88%
Brian D. Carlson, EVP/SBA Mgr., Bank                                      104,000 (6)              1.25%
Neil M. Cleveland, Nominee/Director, Company/Bank                         163,150 (7)              1.93%
Luther J. Mohr, Nominee/Vice COB/COO/ Company/Bank;                       454,848 (8)              5.30%
5% Shareholder, Company
Thomas P. Ivory, EVP/East County Reg. Mgr., Bank                           66,000 (9)              0.79%
Scott J. Word, EVP/SLO, Bank                                               74,264 (10)             0.89%
Stephen H. Wacknitz, Nominee/Pres./CEO/COB/                               719,770 (11)             8.26%
Bank/Company; 5% Shareholder, Company
Richard W. Wright, Nominee/Director, Company/Bank                         193,020 (12)             2.29%
                                                                          -------
ALL DIRECTORS AND
EXECUTIVE OFFICERS (13 in number)                                       2,483,942                 25.48%
                                                                        =========

(1) As used throughout the proxy statement, the term "Executive Officer" means the Bank's President/Chief Executive Officer, Chief Operating Officer, Chief Credit Officer, Senior Loan Officer, Executive Vice Presidents, SBA Department Manager, East County Regional Manager and Chief Financial Officer. An officer who does not participate in major policy-making functions is not included in the definition of the term "Executive Officer."

(2) The business address for each listed person is 27710 Jefferson Avenue, Suite A100, Temecula, CA 92590.

(3) For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4) Includes as outstanding stock options with 153,714 underlying shares that are exercisable within 60 days of the Record Date.

(5) Includes as outstanding stock options with 101,846 underlying shares that are exercisable within 60 days of the Record Date.

(6) Includes as outstanding stock options with 26,668 underlying shares that are exercisable within 60 days of the Record Date.

(7) Includes as outstanding stock options with 134,000 underlying shares that are exercisable within 60 days of the record date.

(8) Includes as outstanding stock options with 272,100 underlying shares that are exercisable within 60 days of the Record Date.

(9) Includes as outstanding stock options with 40,000 underlying shares that are exercisable within 60 days of the Record Date.

(10) Includes as outstanding stock options with 65,664 underlying shares that are exercisable within 60 days of the Record Date..

(11) Includes as outstanding stock options with 398,770 underlying shares that are exercisable within 60 days of the Record Date.

(12) Includes as outstanding stock options with 125,000 underlying shares that are exercisable within 60 days after the Record Date.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

How many directors are nominated?

Our Bylaws provide that the number of directors to be elected by the shareholders will be at least five and not more than nine. Under our Bylaws, our Board of Directors has authority to decide the exact number of directors to be elected within these limits. Our Board has fixed the number of directors to be elected at the Annual Meeting at six and has nominated the persons listed on the following page for election as directors to serve until the 2005 Annual Meeting or until their successors are elected.

What happens if a nominee refuses or is unable to stand for election?

The Board of Directors may reduce the number of seats on the Board or designate a replacement nominee. If the Board of Directors designates a substitute, shares represented by proxy will be voted FOR the substitute nominee unless the proxy withholds authority to vote for all nominees listed. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

Who are the nominees?

Information regarding each of the nominees is provided below, including each nominee's name and age, principal occupation during the past five years, and the year first elected as a director of the Bank and the Company. All of the nominees are presently directors of the Company and the Bank.



                           Year First
                           Elected to
                           Bank/Com-
     Name / Age            pany Board   Business Experience During Past Five Years and Other Information
     ---------             ----------   ----------------------------------------------------------------
Steven W. Aichle           1996/2002    Business and civic leader in the community and surrounding communities
60                                      of the Bank for the last 23 years; Founded Avocado Animal Hospital,
                                        Fallbrook, 1974 and continues as owner/veterinarian; Owner/Founder of
                                        Fallbrook Fine Art Gallery since 1985.

Robert P. Beck             1996/2002    Opened his practice in 1970 as the first dentist in Temecula, California;
59                                      Has been involved in the Chamber of Commerce and civic affairs throughout his years in Temecula.

Neil M. Cleveland          1996/2002    Involved in the brokerage, development, management and consulting
52                                      business relative to commercial and industrial real estate; Co-owner of
                                        Rancho Land Associates since 1980.

Luther J. Mohr             1996/2002    Chief Operating Officer of the Bank since 1996; Senior Vice President and
68                                      Administrative Officer at Fallbrook National Bank, Fallbrook, California
                                        from May 1990 to December 1995; at various times Senior Vice President,
                                        Area Administrator, and Corporate Services Manager for Torrey Pines Bank,
                                        Solana Beach, California from January 1981 to April 1990; Vice
                                        President/Manager of the Fallbrook office from September 1977 to December
                                        1980, with Rancho Santa Fe Savings and Loan.

Stephen H. Wacknitz        1996/2002    President/Chief Executive Officer of the Bank since 1996; President/Chief
64                                      Executive Officer at Fallbrook National Bank, Fallbrook, California, from
                                        April 1984 to October 1995; Senior Vice President and the Senior Loan
                                        Officer from April 1982 to March 1984 at Rancho Vista National Bank; Vice
                                        President and Manager from September 1977 to April 1982, employed by
                                        Grossmont Bank.

Richard W. Wright          1996/2002    Since 1994, self-employed manager of real estate investments.  From 1989
75                                      to 1994, insurance inspector for P.E. McKinney, Inc., Reseda,
                                        California.  From 1987 to 1989, an insurance agent with Glen-Fed
                                        Insurance.  From 1986 to 1987, insurance agent for Western Financial
                                        Savings Bank and Great American Wilshire Federal Savings and Loan.  From
                                        1964 to 1986, Vice President of Los Angeles Federal Savings and President
                                        of the Insurance Brokerage of Los Angeles Federal Savings.


               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

The Board oversees our business and monitors the performance of management.
In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer (who is also a Board member) other key executives and our principal advisors (legal counsel, outside auditors and other consultants), by reading reports and other materials that we send them and by participating in Board and committee meetings. The Board of Directors met 12 times during 2003. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served.

Our shareholders can communicate with the Board of Directors by mailing or delivering any such communication to our Board in care of our Chairman of the Board as follows: Board of Directors, Attn: Stephen H. Wacknitz, Temecula Valley Bancorp Inc., 27710 Jefferson Avenue, Suite A100, Temecula, California 92590.

It is our policy to have all our Board members attend our shareholders meetings. Last year, all our directors attended the shareholders Annual Meeting.

Committees

The Board has appointed an executive committee, a stock option committee and an audit committee, among others. The full Board performs the nomination and compensation functions as well as the stock option tasks that committees might otherwise perform.

Functions of a Nomination Committee Performed by the Board

The Board does not have a standing nominating committee or a committee performing similar functions because the Board has historically performed these functions and the Board has been effective in managing the Company. All Board members participate in the nominating process and they include: Steven W. Aichle, Robert P. Beck, Neil M. Cleveland, Luther J. Mohr, Stephen H. Wacknitz and Richard W. Wright. Of the foregoing directors, all of the members meet the independence standards in accordance with the NASD's listing standards, except Mr. Wacknitz and Mr. Mohr. The Board in the capacity of the nomination function has not adopted a charter. The Board has not adopted a policy with regard to the consideration of any director candidates recommended by our shareholders and believes it is appropriate to address each such situation on a case-by-case basis. The Board will always consider candidates recommended by our shareholders, and will do so as soon as practical, generally at the next scheduled Board meeting, upon a written submission of a name, along with the background information about the person with a description of why the person would be beneficial to the Company and its shareholders. The minimum qualifications, qualities and skills that the Board believes must be met for any director candidate (including those that may be nominated by the board) are as follows: 1) community banking board experience or comparable experience; 2) understanding of financial matters including the capability of reading and understanding a financial statement; and 3) an ability to support the Company through expertise, business development or as otherwise determined. The Board has not established a process for identifying and evaluating nominees for director, including nominees recommended by our shareholders. It is anticipated that any nominee, whether suggested by one of our shareholders or by a member of our Board, will receive the same consideration.

Executive Committee

The Executive Committee may exercise all of the authority of the Board of Directors during the intervals between meetings of the Bank's Board of Directors, except that the Committee does not have the authority to: (1) approve any action which, under law, the Articles of Association or Bylaws also requires shareholder approval; (2) fill vacancies on the Board of Directors or any committee of the Board of Directors; (3) fix director compensation for serving on the Board of Directors or any committee; (4) adopt, amend or repeal the Bylaws of Bank; (5) amend or repeal any resolution of the Board of Directors that by its express terms is not so amendable or repealable; (6) make a distribution to shareholders of Bank, except at a rate or amount or within a range determined by the Board of Directors; (7) appoint any other committees of the Board of Directors or members of such committees; (8) authorize or approve the issuance or sale or contract for sale of shares; or (9) determine rights and preferences with regard to any class or series of shares. Current members of the Executive Committee are: Steven W. Aichle, Neil M. Cleveland, Luther J. Mohr and Stephen H. Wacknitz (Chairman). There were no meetings of the Executive Committee in 2003.

Stock Option Committee

The Stock Option Committee would be responsible for administering the Company's stock option plans, according to the terms of the plans, including but not limited to, identification of stock option recipients and specification of stock option terms. The Stock Option Committee members are Neil M. Cleveland (Chairman) and Richard W. Wright. The Stock Option Committee did not meet in 2003. All matters that normally would come before that committee were performed by the full Board of Directors of the Company.

Audit Committee

The responsibilities of the Audit Committee are described in the Report of the Audit Committee set forth below. Current members of the Audit Committee, none of whom are officers or employees of the Bank or the Company, are: Steven
W. Aichle, Robert P. Beck (Chairman) and Richard W. Wright. An audit committee "financial expert," as that term is defined in the SEC regulations issued pursuant to the Sarbanes-Oxley Act of 2002, does not serve on the Audit Committee. A "financial expert" has not been designated because: (i) all of the audit committee members are businessmen with significant financial matters experience that have guided the Company in audit matters historically; and (ii) the independent accountants as well as other independent review teams for compliance and lending assist the Audit Committee, as needed. There were nine meetings of the Audit Committee during 2003.

Report of the Audit Committee

The Audit Committee is composed of three members of the Board of Directors who meet the independence standards in accordance with the NASD's listing standards and the rules and regulations of the SEC. The Audit Committee recommends to the Board the selection and retention of our Company's independent auditors, and assists the Board in its oversight of the integrity of the Company's financial statements. The Audit Committee oversees the performance of the independent auditors in their conduct of the audit. The Audit Committee operates under a written charter prepared by the Audit Committee and adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. A copy of the Audit Committee's charter is attached to this proxy statement as Appendix A.

The Audit Committee has met with representatives of management, legal counsel and the independent auditors to further its understanding of the provisions of the Act. It also reviewed processes that are already in place as well as those that will be required to comply with the requirements of the Act as they become effective.

The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements and discussed such statements with management and the independent auditors.

Management   represented   to  the  Audit   Committee  that  the  Company's
consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, including the auditor's judgment about the quality as well as the acceptability of the Company's accounting principles, as applied in its financial reporting.

The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors the firm's independence.

Based on the Audit Committee's above review of the audited financial statements and discussion with management and the independent auditors, the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC. The Audit Committee also has approved the selection of the Company's independent auditors.

Respectfully submitted by the members of the Audit Committee:

Robert P. Beck (Chairman)           Steven W. Aichle          Richard W. Wright

Board's Report on Executive Compensation

Set forth below is a report of our Board of Directors addressing the compensation policies for 2003 applicable to our executive officers.

The Report

Decisions regarding the compensation of the Company's executive officers, including those related to stock options, are considered by the full Board of Directors. Since the Board of Directors is responsible for setting the compensation of the Company's executive officers, including that of the Chief Executive Officer/ President and Chief Operating Officer, Mr. Wacknitz and Mr. Mohr do not participate in discussions of the Board relating to their performance or compensation.

Compensation Policies. The Company's executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the principal goal of maximizing return on shareholders' equity. The Board believes that this performance goal, and the long-term interests of our shareholders, are best achieved by attracting and retaining management of high quality, and that such management will require commensurate compensation.
The Board believes that our executive officer compensation policies are consistent with this policy.

In addition, the Board believes that, while our compensation programs should reflect the philosophy that executive compensation levels be linked to the Company's performance, such compensation programs should also be competitive and consistent with those provided to others holding positions of similar responsibility in the banking and financial services industry. Our compensation plans are designed to assist the Company in attracting and retaining qualified executive officers critical to our long-term success, while enhancing their incentives to perform to their maximum capability of increasing profitability and maximizing shareholder value.

In setting annual compensation levels for executive officers, the Board reviewed and analyzed the following factors:

o    the responsibilities of the position,

o the performance of the individual and his or her general experience and qualifications,

o the overall financial performance (including return on equity, return on assets and achievement of the profit plan) of the Company for the previous year and the contributions to such performance by the individual or his or her department,

o    the officer's total compensation during the previous year,

o compensation levels paid by comparable companies in the financial services industry,

o    the officer's length of service with the Company, and

o    the  officer's   effectiveness   in  dealing  with  external  and  internal
     relationships.

The Board believes that the base compensation of the executive officers is competitive with compensation levels paid by comparable companies in the financial services industry.

Long-Term Compensation Programs. While the Board establishes salary and bonus levels based on the above described criteria, the Board also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our shareholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options granted by the Company pursuant to the Company's two existing stock option plans help achieve this objective and provide additional compensation to the officers to the extent that the price of our common stock increases over its fair market value on the date of option grant. Stock options have been granted to each of the executive officers and to other officers and key employees. Through such plans, there will be an additional direct relationship between the Company's performance and benefits to plan participants.

Through these various compensation programs, the Board believes that the Company furthers its objectives of attracting, retaining and motivating the best qualified executive officers, and ultimately will serve to increase our profitability and maximize shareholder value.

Compensation of Chief Executive Officer. The base salary of our Chief Executive Officer was determined primarily by the terms of his employment agreement dated October 1, 2003 that became effective January 1, 2003 (see "Executive Employment Agreements"). The agreement provides for a base salary, subject to annual adjustments by the Board of Directors, and for a 7.5% annual bonus based upon the pre-tax income of the Company. In addition, the Chief Executive Officer's compensation for 2003 was based on his progress in achieving the Company's strategic objectives and demonstrated leadership ability.

Respectfully submitted by the members of the Board of Directors:

Steven W. Aichle    Robert P. Beck                     Neil M. Cleveland
Luther J. Mohr      Stephen H. Wacknitz                Richard W. Wright

Compensation Committee Interlocks and Insider Participation

Messrs. Wacknitz and Mohr are members of the Board of Directors and also serve as officers of the Company. As noted above, Messrs. Wacknitz and Mohr do not participate in discussions of the Board relating to their performance or compensation. None of the other members of the Board serves or has served as an officer or employee of the Company or the Bank.

                         COMMON STOCK PERFORMANCE CHART

The following graph shows the cumulative return experienced by the Company's shareholders during the last five years compared to the hypothetical cumulative total return on NASDAQ Stock Market Index (U.S. companies) and the NASDAQ Bank Stock Index. The graph assumes the investment of $100 on December 31, 1999 in the Company's common stock and in each index and the reinvestment of all dividends paid during the five-year period.

                        Comparison of 5 Year total Return
                       Among Temecula Valley Bancorp Inc.,
                         NASDAQ Stock Market (U.S.), and
                               NASDAQ Bank Stocks


         TMCV        NASDAQ          NASDAQ BANK
         1999        $100        $100         $100
         2000         $67         $61         $114
         2001        $109         $48         $124
         2002        $145         $33         $127
         2003        $309         $50         $163

Trading   in  the   Company's   common   stock  is   solely   through   the
Over-the-Counter Bulletin Board and, until the last two to three quarters, was not consistent or extensive. Consequently, sales price information consists largely of quotations by dealers making a market in the Company's common stock and may not represent actual transactions. As such, sales price information for the Company's common stock reflects inter-dealer prices without any adjustments for mark-ups, mark-downs or commissions. Moreover, during periods of light volume, the sales price may not be a reliable indication of market value. The prices presented for the Company are not necessarily indicative of future performance.

Lack of Incorporation of Certain Information

The  Report  of the  Audit  Committee,  the  Board's  Report  on  Executive
Compensation, the Common Stock Performance Chart and the assertion of independence of audit committee members, previously reported to you in this Proxy Statement, are not deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that our Company specifically incorporates that information by reference, and are not otherwise deemed filed under those acts.

How are directors compensated?

Prior to 2003, the Company did not pay directors compensation for their service as directors. In January 2003, each director of the Bank was paid a one-time payment of $10,000. Starting in February 2003, each Bank director began receiving $1,000 per regular meeting, with one excused absence per year. Each director of the Company was granted non-qualified stock options to purchase shares (as adjusted for applicable stock dividends and splits) of the Company's common stock over the last three years as follows:

                                                                                        Exercise Price
                                                                                        Per Share (85%
                                                                   Each                 of Market Value
                                            Year              # of Shares               on Date of Grant)
                                            ----              -----------               ----------------
                  All Directors             2001                 20,000                          $2.61
                  All Directors             2002                      0                          $0.00
                  All Directors             2003                 20,000                          $9.35

These options vest (i.e. become exercisable) at the date of grant. The options may be exercised for a period of ten years after they vest.

                       EXECUTIVE OFFICERS AND COMPENSATION

Who are the executive officers of the Bank and the Company that are not also directors of the Bank and the Company?


                                                                       First Year
     Name / Age          Employed      Business Experience During Past Five Years and Other Information
     ----------          --------      ----------------------------------------------------------------
James W. Andrews         2002          Executive Vice President, Real Estate Manager of the Bank since 2002;
54                                     Business Bank of California, San Bernardino, California as Executive Vice
                                       President/Chief Credit Officer from 1996 to 2002; Executive Vice
                                       President/Chief Credit Officer at International Savings Bank from 1992 to
                                       1995. From 1987 to 1991 was Vice President/Assistant Portfolio Quality
                                       Manager, Senior Vice President/Chief Internal Asset Review Officer and
                                       Executive Vice President/Chief Credit Officer at Great American Bank.
                                       Various other banking positions from 1972 to 1987.

Brian D. Carlson         2001          Executive Vice President/SBA Department
45                                     Manager at the Bank since
                                       January 2001; Senior Vice President/SBA General Manager at Imperial Bank,
                                       Los Angeles, California from 1999 to 2001; Senior Vice President/SBA
                                       Manager at Sierra West Bank, Truckee, California from 1995 to 1999; Vice
                                       President/SBA Division Manager at Regency Bank, Fresno, California from
                                       1991 to 1995; with other banks beginning in 1983 in various positions, principally in SBA related capacities.

Thomas P. Ivory          2001          Executive Vice President/East County Regional Manager at the Bank since
50                                     January 2001; Senior Vice President/Regional Manager at Scripps Bank, El
                                       Cajon, California from 1992 to 2001; Senior Vice President at Grossmont
                                       Bank, El Cajon, California from 1983 to 1991; various other banking positions beginning in 1974.

Donald A. Pitcher        1996          Chief Financial Officer/Secretary of the Bank since 1996; Vice
54                                     President/Controller and Acting Chief Financial Officer/Secretary at
                                       Fallbrook National Bank, Fallbrook, California from May 1990 to March 1996;
                                       Vice President/Controller from October 1988 to May 1990 at Torrey Pines
                                       Bank, Solana Beach, California; Various other banking positions beginning in 1972.

Thomas M. Shepherd       1998          Chief Credit Officer of the Bank since 1998, Senior Vice President-Branch
49                                     Manager at California State Bank, Newport Beach, California from August
                                       1994 to September 1998; Senior Vice President-Loan Administrator at
                                       Commerce Bank, Newport Beach, California from 1993 to 1994; Senior Vice
                                       President at Preferred Bank, Los Angeles, California from 1992 to 1993;
                                       Corporate Senior Vice President at Metrobank, Torrance, California from
                                       1984 to 1991.

Gerald W. Van Dyke       2003          Executive Vice President /North County Regional Manager of the Bank since
61                                     March 2003; Senior Vice President/Regional Manager at Rancho Santa Fe
                                       National Bank, Escondido, Californian from 1991 to 2003; Senior Vice
                                       President/Manager at First National Bank, San Diego, California from 1983 to 1991. Various other banking positions, up to Vice President, at Security
                                       Pacific Bank in San Diego County, California from 1966 to 1983.

Scott J. Word            1996          Senior Loan Officer of the Bank since 1996; North County Bank,
49                                     Escondido, California as Senior Vice President/Riverside County Business
                                       Banking Manager from 1994 to September 1996, Senior Vice
                                       President/Riverside County Regional Manager from 1992 to 1994, Vice
                                       President and Manager from 1985 to 1992, and Vice President and Manager from 1980 to 1984.


     Are there any family relationships between any directors and any executive officers of the Company or the Bank?

No.

                           SUMMARY COMPENSATION TABLE

The following section describes the compensation that Bank pays its Chief Executive Officer and the next four most highly compensated executive officers who received an annual salary and bonus of more than $100,000 during 2003 (the "Named Executives"). This section includes a detailed table showing compensation of the Named Executives for the last three years and information about stock options and other benefits.


----------------------------------------------------------------------------------------------------------------------------
                                                                                 Long Term Compensation
                            Annual Compensation
                                                                            ----------------------------------
============================================================================
                                                                                     Awards          Payouts
============================================================================

--------------------------------------------------------------------------------------               ---------

                                                                            Restricted  Securities                 All
      Name and                                               Other Annual     Stock     Underlying     LTIP       Other
      Principal                Salary         Bonus          Compensation   Award(s)   Options/SARs  Payouts  Compensation
      Position         Year     ($)            ($)              ($)(1)         ($)         (#)         ($)         ($)
----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------                 ----------
Stephen H. Wacknitz,   2003    $230,000 $608,200 (1)       $21,016 (6)         $0             20,000    $0    $ 23,076 (9)
Chief Executive        2002     205,000  244,902 (1)        28,317 (6)         $0                  0    $0      13,803 (9)
Officer                2001     185,000  110,021 (1)        20,456 (6)         $0            110,000    $0      23,429 (9)
And President
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Brian D. Carlson       2003    $166,667 $846,516 (2)        $4,684 (7)         $0             20,000    $0       $   0
EVP/SBA Manager        2002     150,878  563,232 (2)         4,668 (7)         $0                  0    $0           0
                       2001     129,909  224,210 (2)         3,316 (7)         $0             80,000    $0           0
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Luther J. Mohr         2003     $99,750 $304,100 (3)        $7,553 (8)         $0             20,000    $0     $ 7,403 (10)
Chief Operating        2002      92,250  122,451 (3)         8,153 (8)         $0                  0    $0       7,655 (10)
Officer                2001      82,500   53,701 (3)         5,350 (8)         $0             67,900    $0           0
----------------------------------------------------------------------------------------------------------------------------
Thomas P. Ivory        2003    $144,167  $72,146 (4)        $2,264 (7)         $0             10,000    $0     $     0
EVP/East County        2002     102,492   32,881 (4)         3,445 (7)         $0              6,000    $0           0
Regional Manager       2001     101,661    8,698 (4)         2,717 (7)         $0             40,000    $0           0

----------------------------------------------------------------------------------------------------------------------------
Scott J. Word          2003    $153,000 $ 35,000 (5)       $ 1,592 (7)         $0             10,000    $0       $   0
EVP/Senior Lending     2002     138,500   20,000 (5)         2,162 (7)         $0                  0    $0           0
Officer                2001     127,500   17,090 (5)         2,285 (7)         $0             10,000    $0           0

============================================================================================================================

(1) $110,021 bonus accrued in 2000, paid in 2001; $244,902 bonus accrued in 2001, paid in 2002; $608,200 bonus accrued in 2002; paid in 2003;
     $1,172,000 bonus accrued in 2003, paid in 2004.

(2) $224,210 commission paid in 2001; $563,232 commission paid in 2002; $846,516 commission paid in 2003.

(3) $53,701 bonus accrued in 2000, paid in 2001; $122,451 bonus accrued in 2001, paid in 2002; $304,100 bonus accrued in 2002, paid in 2003; $586,000 bonus accrued in 2003, paid in 2004.

(4)  $8,698 commission paid in 2001;  $32,881  commission paid in 2002;  $72,146 commission paid in 2003.

(5) $17,090 bonus accrued in 2000, paid in 2001; $20,000 bonus accrued in 2001, paid in 2002; $30,000 bonus accrued in 2002, paid in 2003; $50,000 bonus accrued in 2003, paid in 2004.

(6) For 2001, includes non-cash compensation of $4,323 for bank car usage, $8,383 for long term disability premium and $7,750 for life insurance premiums. For 2002, includes non-cash compensation of $8,827 for bank car usage, $11,740 for long term disability premiums and $7,750 for life insurance premiums. For 2003, includes non-cash compensation of $4,386 for bank car usage, $8,820 for long term disability premiums and $7,750 for life insurance premiums.

(7)  Non-cash compensation for bank car usage.

(8) For 2001, includes non-cash compensation of $1,383 for bank car usage and $3,967 for life insurance premiums. For 2002, includes non-cash compensation of $4,186 for bank car usage and $3,967 for life insurance premiums. For 2003, includes non-cash compensation of $3,586 for bank car usage and $3,967 for life insurance premiums.

(9) $7,853 unused vacation pay accrued in 2000, paid in 2001; $15,576 unused vacation pay for 2001, paid in 2001; $13,803 unused vacation pay for 2002, paid in 2002; $23,076 unused vacation pay for 2003, paid in 2003.

(10) $7,655 unused vacation pay for 2002, paid in 2002; $7,403 unused vacation pay for 2003, paid in 2003.

Option Grants and Exercises in 2003

The following two tables summarize grants to and exercises of options to purchase common stock of the Company during 2003 by the Named Executives, and with respect to option grants, the per share exercise price, the expiration date of the options and the grant date value of options held by such persons at December 31, 2003. The second table also provides information concerning the total number of securities underlying unexercised options and the aggregate dollar value of in-the-money unexercised options. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option. The Company did not reprice any options during 2003 or any prior year, and did not provide to executive's stock appreciation rights.

                             INDIVIDUAL OPTION GRANTS IN THE LAST FISCAL YEAR (2003)*

-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
                                % of Total     % of Total
                                 Options        Options
                  Number      Granted Under     Granted
               of Securities  Employee Plan      Under      Exercise    Market
                Underlying      in Fiscal       Director    or Base     Price on
                  Option        Year 2002       Plan in     Price       Date of
                Granted (#)                   Fiscal Year     ($/Sh)      Grant       5%         10%      Expiration
    Name                                          2002          $          ($)       ($)**     ($)***        Date
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
Stephen H.            20,000       ---           16.67%          $9.35     $11.00  $171,357   $383,623   11/17/2013
Wacknitz
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
Luther J.             20,000       ---           16.67%          $9.35     $11.00  $171,357   $383,623   11/17/2013
Mohr
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
Brian D.              20,000      15.04%          ---           $11.00     $11.00  $138,357   $350,623   11/17/2013
Carlson
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
Thomas P.             10,000      7.52%           ---           $11.00     $11.00  $69,178    $175,312   11/17/2013
Ivory
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
-------------- -------------- --------------- ------------- ----------- ---------- ---------- ---------- --------------
Scott J. Word         10,000      7.52%           ---           $11.00   $11.00    $69,178    $175,312   11/17/2013
============== ============== =============== ============= =========== ========== ========== ========== ==============

* Based on options to purchase 120,000 shares of common stock issued under the director plan during 2003 and 133,000 shares issued under the employee plan during 2003.

** Presents the potential realizable value of option, assuming the market price of the underlying security appreciates in value from the date of grant to the end of the option at the annualized rate of 5%.

*** Presents the potential realizable value of option, assuming the market price of the underlying security appreciates in value from the date of grant to the end of the option at the annualized rate of 10%.


                        AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                               OPTION VALUES (2003)

========================== ============================ =====================================================================
                                Exercised Shares                                 Unexercised Shares
-------------------------- ---------------------------- ---------------------------------------------------------------------
                               Shares         Value          # of             # of             Value             Value
          Name              Acquired on     Realized      Securities       Securities           of                 of
                            Exercise (#)     ($000)       Underlying       Underlying      In-the-Money       In-the-Money
                                                        Options at FYE     Options at     Options at FYE     Options at FYE
                                                          Exercisable         FYE         Exercisable (1)    Unexercisable
                                                                         Unexercisable                            (1)
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
Brian D. Carlson               53,332        573,319           -                 46,668             $    0          $336,681
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
Luther J. Mohr                   -              -               272,100               0         $2,808,982            $    0
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
Thomas P. Ivory                  -              -                28,664          27,336          $ 303,788          $202,662
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
Scott J. Word                  8,000         98,000              65,664          13,336          $ 762,806          $ 58,443
-------------------------- --------------- ------------ ---------------- --------------- ------------------ -----------------
Stephen H. Wacknitz              -              -               398,770          21,230         $4,175,119          $212,831
========================== =============== ============ ================ =============== ================== =================

(1) Calculated based on the excess of the fair market value on December 31, 2003 of the common stock ($13.50) as reported in the OTC Bulletin Board over the option exercise price.

                                EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2003

                                Number of securities to be    Weighted average exercise
                                  issued upon exercise of       price of outstanding         Number of securities
                                   outstanding options,         options, warrants and       remaining available for
        Plan Category               warrants and rights                rights                   future issuance
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                            (a)                          (b)                          (c)
Equity compensation plans                  1,912,674                        $3.74                       27,984
approved by security holders
Equity compensation plans not                      0                            0                            0
approved by security holders
Total                                      1,912,674                        $3.74                       27,984
                                           =========                                                    ======

Retirement Benefits

The   Board  of   Directors   approved   Salary   Continuation   Agreements
("Agreements") for certain executives of the Bank. The Agreements are intended to encourage key employees of the Bank to continue their employment with the Bank and to encourage other qualified key employees to join and/or remain in the employ of the Bank, when entering such Agreements is deemed appropriate for the Bank. The Agreements in effect at December 31, 2003 for the Named Executives are as follows:


                                                   Estimated                                                    Cash
                    Age      Retire- Benefit     Duration     Estimated   SCP          SCP        Single      Surrender
     Executive      on       ment Age   per      of Benefit      Total   Accrual      Accrual    Premium        Value        Death
      Officers      Record   -------   year        (yrs)       Benefit    2003        Balance    Aggregate   12/31/03      Benefits
      --------       Date             -----      ---------    --------   ------       --------   --------    --------      --------
                    ------
Brian D. Carlson      45       65    $ 60,000       15         $ 900,000 $ 3,381       $ 6,744  $  430,000    $ 450,167    $ 729,146
Luther J. Mohr        68       70    $ 80,000       10         $ 800,000$145,050      $343,707  $1,080,000   $1,251,524   $1,954,873
Stephen H. Wacknitz   64       65    $125,000       20        $2,500,000$376,466      $829,282  $1,935,000   $2,242,708   $3,862,383
Scott J. Word         49       65    $ 60,000       15         $ 900,000 $ 4,343      $ 15,368  $  385,000    $ 408,113    $ 611,412


 Total All Participants (6)                                   $6,900,000$531,240    $1,262,406  $5,065,000   $5,740,729   $9,971,960

Executive Employment Agreements

The Bank entered into an employment agreement with Mr. Wacknitz ("Wacknitz Agreement") on October 1, 2003 that became effective January 1, 2003. Under the evergreen Wacknitz Agreement, the initial annual base salary is $210,000, which may be increased in the discretion of the Board of Directors. In addition, the Wacknitz Agreement provides for six weeks of vacation, the use of a Bank-owned and maintained automobile, group medical benefits, term life insurance benefits equal to at least $250,000, long-term disability benefits equal to at least $120,000 per year before age 65 and $10,000 per month paid by the Bank in the event disability payments are not made by an insurer. After age 65, in the event of disability, Mr. Wacknitz will receive from the Bank the difference between the amount received from the insurer and $15,000. Further, Mr. Wacknitz is entitled to receive a bonus of 7.5% of profits before taxes and bonus accrual of the Bank if certain performance standards are met. If terminated without cause, or if Mr. Wacknitz terminates for good reason, Mr. Wacknitz will be entitled to receive the greater of one year of salary plus bonus as though a full year had lapsed or two years of salary.

The Bank entered into an employment agreement with Mr. Mohr ("Mohr Agreement") on October 1, 2003 that became effective January 1, 2003. Under the evergreen Mohr Agreement, the initial annual base salary is $94,500, which may be increased in the discretion of the Board of Directors. In addition, the Mohr Agreement provides for 1.5 vacation days for each month in which Mr. Mohr works, the use of a Bank-owned and maintained automobile, group medical benefits, term life insurance benefits equal to at least $150,000. In the event of disability, Mr. Mohr will receive from the Bank the difference between the amounts received from the insurer and $10,000. Further, Mr. Mohr is entitled to receive a bonus of 3.75% of profits before taxes and bonus accrual of the Bank if certain performance standards are met. If terminated without cause, or Mr. Mohr terminates for good reason, Mr. Mohr will be entitled to receive the greater of one year of salary plus bonus as though a full year had lapsed or two years of salary.

The Bank entered into an employment agreement with Mr. Carlson ("Carlson Agreement") effective on December 1, 2003. Under the evergreen Carlson Agreement, the initial annual base salary is $180,000. In addition, Mr. Carlson can earn a bonus equal to thirty basis points of the total original principal amount of funded 7A and 504 SBA loans as well as construction, conventional and business & industry loans processed through Bank's SBA Department, as reasonably determined by the Bank. Also, the Carlson Agreement provides for four weeks of vacation, the use of a Bank-owned and maintained automobile and group medical benefits. Under the Carlson Agreement, Mr. Carlson is entitled to participate in the Bank's 401(K) Plan, is eligible to participate in the Bank's Senior
Management Retirement Program and may be afforded a salary deferment plan acceptable to the Bank and to Mr. Carlson. Mr. Carlson will receive an option to purchase 15,000 shares of the Company's common stock if such plan is approved by the Company's shareholders at the Annual Meeting. If terminated without cause, Mr. Carlson is entitled to receive twelve months' base salary.

The Bank entered into an employment agreement with Mr. Word ("Word Agreement") effective on April 1, 2003. Under the evergreen Word Agreement, the initial annual base salary is $150,000. In addition, the Word Agreement provides for four weeks of vacation, the use of a Bank-owned and maintained automobile, group medical benefits, participation in the Bank's 401(K) Plan and eligibility to participate in the Bank's Senior Management Retirement Program. Discretionary bonuses may be awarded by the Board of Directors. If terminated without cause, Mr. Word is entitled to receive three months' salary.

The Bank entered into an employment agreement with Mr. Ivory ("Ivory Agreement") effective on January 24, 2003. Under the evergreen Ivory Agreement, the initial annual base salary is $160,000, which may be increased in the discretion of the Board of Directors. In addition, the Ivory Agreement provides for four weeks of vacation, the use of a Bank-owned and maintained automobile, group medical benefits, participation in the Bank's 401(K) Plan and eligibility to participate in the Bank's Senior Management Retirement Program. Further, Mr. Ivory is entitled to receive 7.5 basis points of total loan production generated out of the El Cajon office (excluding lines of credit), plus 2.5% of annual after-tax profits of the El Cajon office. If terminated without cause, Mr. Ivory is entitled to receive three months' salary.

                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

Transactions with Management and Others

There have been no transactions, or series of similar transactions, during 2003, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Company, executive officer of the Company or the Bank, any shareholder owning of record or beneficially 5% or more of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest except as described above under the headings "INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS," "EXECUTIVE OFFICERS AND COMPENSATION" AND "Summary Compensation Table."

Indebtedness of Management

The Company and the Bank have had, and expect in the future to have banking transactions in the ordinary course of its business with many of the Bank's and Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2003 such banking transactions did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Bank and the Company are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and other federal laws and regulations.

              PROPOSAL 2 - APPROVAL OF TEMECULA VALLEY BANCORP INC.
                            2004 STOCK INCENTIVE PLAN

Introduction and Purpose

On March 24, 2004, our Board of Directors approved a proposal to adopt the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan (the "2004 Plan"), subject to the approval of the Company's shareholders. Our Board believes the 2004 Plan will promote the success of the Company by providing a means to attract, motivate and retain key employees, directors and consultants of the Company through grants of stock options and therefore recommends adoption of the Proposal. As of March 24, 2004, approximately 85 persons would have been eligible to participate in the 2004 Plan if shareholder approval of the 2004 Plan had been obtained as of that date.

The material features of the 2004 Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2004 Plan, a copy of which is attached hereto as Annex B.

Background

As of the close of business on March 24, 2004, there were outstanding and unexercised stock options on a total of 1,758,191 shares and only .3% of the Company common stock (or 25,485 shares) remained available for future grants of stock options under the Company's two existing plans: the 1996 Incentive and Nonqualified Stock Option Plan (Employees) and the other the 1997 Nonqualified Stock Option Plan (Directors) (collectively, the "Prior Plans"). The adoption of the 2004 Plan does not affect any of the stock options granted under the Prior Plans.

Administration and Eligibility

The Company  currently  intends that the 2004 Plan will be  administered by the Stock Option Committee of the Board of Directors or the full Board of Directors (the "Administrator"). Employees of the Company and its subsidiaries, and directors of the Company are eligible to participate. Options may also be granted to consultants or advisors who perform or agree to perform bona fide services for the Company, except that options intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code ("Code"), may only be granted to employees. The Administrator will determine which eligible participants will receive Options, the nature, price, number of shares and other terms of such Options, and the form and terms of Option agreements. The Administrator is authorized to construe and interpret the 2004 Plan and all decisions, determinations and interpretations of the Administrator are final and binding on all participants and any other holder of Options.

Maximum Shares

Under the 2004 Plan, the total number of shares of common stock subject to Options may not exceed 700,000. This limitation is subject to adjustment in the event of certain changes in the capitalization of the Company. See "Adjustments and Extraordinary Events" below. Upon termination, cancellation, forfeiture or expiration of any unexercised Option under the 2004 Plan, the number of shares with respect to which Options may be granted under the 2004 Plan will be increased by the number of shares to which such unexercised Option pertained.

Terms of Options and Transferability

The Administrator will determine the vesting and the expiration date of Options, but Options may not remain outstanding more than 10 years after the grant date (or, as discussed below, 5 years in the case of certain employee
ISOs).

Generally, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant. However, the Administrator may permit a participant to transfer any of such participant's Options, other than ISOs, to one or more of the participant's immediate family members or to trusts established in whole or in part for the benefit of the participant and/or one or more of such immediate family members, to the extent that neither the transfer of such Option to the immediate family member or trust, nor the ability of a participant to make such a transfer, shall have adverse consequences to the Company or the participant by reason of Section 162(m) of the Code. See "Termination of Employment, Death or Disability" below.

Term of 2004 Plan

The 2004 Plan will terminate on March 24, 2014 unless terminated earlier by the Board of Directors.

Stock Options

Under the 2004 Plan, the Administrator may from time to time grant stock options, either ISOs or non-qualified stock options, to acquire shares of the Company's common stock to eligible participants. As required by the Code and applicable regulations, ISOs are subject to certain limitations not applicable to non-qualified stock options. The exercise price of all stock options will be determined by the Administrator, but for ISO's may not be less than the fair market value of a share of the Company's common stock on the date of grant and for non-qualified stock options may not be less than 85% of the fair market value of a share of the Company's common stock on the date of grant. The exercise price for any ISO granted to any eligible employee owning more than 10% of the total combined voting power of all classes of the Company's stock may not be less than 110% of the fair market value of a share of the Company's common stock on the date of grant. In addition, the term of such option may not exceed five years from the date of grant. The exercise price may be adjusted in the event of changes in the capitalization of the Company. See "Adjustments and Extraordinary Events" below. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by an employee that vest in any single calendar year cannot exceed $100,000.

Termination of Employment, Death or Disability

Termination of Service. Upon termination of service other than due to death, disability or cause, the participant may exercise his or her Option on or prior to the date that is three months following the date of termination to the extent that such participant was entitled to exercise such Option on the date of termination (but in no event later than the expiration of the term of such Option).

Disability of Participant. Upon termination of service due to disability, the participant may exercise his or her Option on or prior to the date that is twelve months following the date of termination to the extent that such participant was entitled to exercise such Option on the date of termination (but in no event later than the expiration of the term of such Option).

Death of Participant. In the event that a participant should die while in service, the participant's Option may be exercised by the participant's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the participant was entitled to exercise the Option at the date of death (but in no event later than the expiration date of the term of such Option).

Cause. In the event of termination of a participant's service due to cause, the participant's Option shall terminate on the date of termination.

Adjustments and Extraordinary Events

The 2004 Plan provides that if there is any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company's common stock, then the limitations on the number of shares reserved for delivery under the 2004 Plan, the limitations on the number of stock options which may be granted in any one calendar year, the number of shares that pertain to each outstanding Option and the exercise price of each Option will be proportionately adjusted.

In the event of a transaction in which the Company is not the surviving entity, Optionees will be provided an opportunity to exercise vested Options or they will receive replacement Options.

The Board of Directors of the Company may at any time amend, alter, suspend or discontinue the 2004 Plan in its discretion, but no amendment, alteration, suspension or discontinuation may be made which would impair the rights of any participant under any grants made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Company's common stock is then listed), the Company will obtain shareholder approval of any amendment to the 2004 Plan in such a manner and to such a degree as is required.

Cancellation and Regrant of Options

The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding Options and to grant in substitution new Options covering the same or a different number of shares of common stock but with an exercise price based on the fair market value on the new date of grant of the Option.

Federal Income Tax Consequences

Incentive Stock Options. For federal income tax purposes, the holder of an ISO will not be subject to tax upon the grant or exercise of the ISO. Under certain circumstances, the exercise of an ISO may be subject to alternative minimum tax. If a participant retains the stock for a period ending on or after the later of two years after the Option is granted and one year after the Option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired upon the exercise of an ISO prior to the expiration of two years after the Option is granted or one year after the Option is exercised, generally, will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock on the date of exercise. To the extent ordinary income is recognized by the participant because the participant's disposition of the ISO shares does not meet the holding period requirements, the Company may deduct a like amount as compensation.

Non-Qualified Stock Options. Generally, a holder of a non-qualified stock option will not realize taxable income on the grant of the Option (unless the exercise price is below fair market value at the time of the grant), but will realize ordinary income at the time of exercise of the Option equal to the difference between the Option exercise price and the fair market value of the stock on the date of exercise. The Company will be eligible to take a corresponding deduction equal to the income realized by the holder of the Option.

Payment of Withholding Taxes. To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and applicable regulations, the Board may, in its discretion, allow any holder of non-qualified stock options or unvested shares to satisfy all or part of the withholding taxes incurred by the participant in connection with the exercise of their Options or the vesting of their shares through the surrender or withholding of vested shares of common stock.

New Plan Benefits

As stated above, the Administrator has the authority to determine the amounts, terms and grant dates of Options to be granted in the future to eligible participants under the 2004 Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information except that Mr. Brian Carlson, pursuant to his Employment Agreement with the Bank, is entitled to receive an option to purchase 15,000 shares of common stock upon shareholder approval of the 2004 Plan. The terms of Mr. Carlson's Option will be determined on the date of grant.

If all 1,783,676 Options available for grant and Options granted and unexercised under the Prior Plans as of March 24, 2004 were granted and exercised, the shares thus purchased pursuant to the exercise of such Options would constitute 17.7% of the then outstanding shares of common stock of the Company. If those same Options were exercised, and Options covering all the proposed additional 700,000 shares were also exercised, the shares purchased pursuant to such Options would constitute 23% of the then outstanding shares of common stock of the Company.

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by our Board of Directors, one of the possible effects of the 2004 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of our directors and key employees. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such an attempt.

For more complete information concerning the 2004 Plan, please refer to Appendix B.

Necessary Approval

The affirmative vote in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute ratification and approval of the 2004 Plan.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Proposal 2 to ratify and approve the 2004 Plan.

                        SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected and the Board of Directors affirmed the firm of Vavrinek, Trine, Day & Co., LLP ("Vavrinek") as the Company's independent auditors for the 2004 fiscal year. The firm of Vavrinek and its predecessor has audited the accounts of the Bank since 1996 and the Company since its creation in mid-2002. Vavrinek is considered well qualified by the Audit Committee. Audit services include the annual audit examination, limited reviews of unaudited quarterly financial data and assistance in filings with various regulatory authorities and aid with the Annual Report to Shareholders and discussions regarding accounting principles and practices followed by the Bank and the Company in preparing its financial statements.

Audit Fees

The aggregate fees billed by Vavrinek for professional services rendered for the audit of the Company's annual financial statements for fiscal years 2003 and 2002, the reviews of the financial statements included in the Company's Form 10-Qs for such fiscal years and tax return preparation fees were $48,000 and $41,000, respectively.

Audit-Related Fees and Tax Fees

There were no fees billed by Vavrinek for professional services rendered for assurance and related service or for tax compliance, advice or planning for fiscal years 2003 and 2002 except that tax preparation fees are included within the amount of the audit fees above and, for 2002, review fees were $500 in connection with the formation of the Company as a bank holding company.

All Other Fees

There were no fees for services rendered to the Company for 2003 and 2002 other than the services described above under the captions "Audit Fees" and "Audit-Related Fees and Tax Fees."

In evaluating whether to appoint Vavrinek to perform the audit of the Company's financial statements for the year ending December 31, 2003, the Audit Committee considered whether the provision of non-audit services by Vavrinek in 2003 was compatible with their independence from the Company. None of the time devoted by Vavrinek on its engagement to audit our financial statements for the year ended December 31, 2003 is attributable to work performed by persons other than Vavrinek employees.

A representative of Vavrinek, Trine, Day & Co., LLP is expected to attend the Annual Meeting and will be available to answer questions posed by our shareholders.

                   COMPLIANCE WITH SECTION 16 OF THE 1934 ACT

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of any equity securities of the Bank. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Bank with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that all required forms were filed, the Company believes that, during 2003, all Section 16 filing requirements were followed.

                             ADDITIONAL INFORMATION

Under the Exchange Act Sections 13 and 15(d), periodic and current reports must be filed with the SEC. The Company electronically files the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 8-K (Report of Unscheduled Material Events) and Form DEF 14A (Proxy Statement). We may file additional forms. The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington D.C. 20549 and may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. All forms filed with the SEC are accessible through the hyperlink on our website to the SEC website. Additional shareholder information is available free of charge on our website: www.temvalbank.com. None of the information on or hyperlinked from the Company's website is incorporated into this proxy statement.

                                  OTHER MATTERS

The Board of Directors has no knowledge of any other matter that may come before the meeting, and does not intend to present any other matters. However, if any other matters shall come before the meeting or any adjournment or postponement thereof (including the election of any one or more substitutes for any of the foregoing nominees who are unable to, or for good reason will not, serve on the Board of Directors), the persons named as proxies will have the discretion and authority to vote the shares represented by a Proxy in accordance with their best judgment.

                                  ANNUAL REPORT

The Company has enclosed with this proxy statement its Annual Report for the fiscal year ended 2003 along with the opinion of Vavrinek, Trine, Day & Co., LLP, the independent auditors engaged by the Company.

Upon written request by any person entitled to vote at the meeting, addressed to Donald A. Pitcher, Secretary of the Company, at 27710 Jefferson Avenue, Suite A100, Temecula, CA 92590, we will provide, without charge, a copy of the Company's 2003 Annual Report on Form 10-K, including the financial statements and the schedule thereto filed with the SEC pursuant to the Exchange Act.

                                    By Order of the Board of Directors




                                    /s/ Donald A. Pitcher
                                    ---------------------
                                    Donald A. Pitcher
                                    Secretary

Temecula, California
April 14, 2004

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         OF TEMECULA VALLEY BANCORP INC.



Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors of Temecula Valley Bancorp Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, account and legal compliance.

     2. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, account and legal compliance.

     3. Monitor the independence and performance of the Company's independent auditors and internal auditing function (including an outsource service provider).

     4. Provide an avenue of communication among the independent auditors, management, the internal audit department (including an outsource service provider) and the Board of Directors.

     The Company's Audit Committee will serve as the audit committee for the Company and Temecula Valley Bank and may have joint meetings serving the audit requirements of both the Company and Temecula Valley Bank.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company and Temecula Valley Bank. The Audit Committee must obtain full Board approval prior to retaining, at the Company's expense, special legal, accounting, or other consultants or experts, it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

     The members of the Audit Committee will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment, as provided under otherwise applicable NASD rules relative to companies whose securities are quoted on NASD and under the rules of the SEC. Additionally, each member will be able to read and understand fundamental financial statements as provided under the applicable NASD rules relative to companies whose securities are quoted on NASD and under the rules of the SEC.

     If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least four times annually separately or combined with the entire Board, subject to the majority of the independent directors present, or more frequently as circumstances dictate. The Audit
Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditor, and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

Audit Committee Responsibilities and Duties

     Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually and have the Charter published at least every three years in the Company's proxy statement.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with the management, the independent auditors, and any internal auditors, consider the integrity of the Company's reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and internal auditing department together with management's responses.

     4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the Statement on Accounting Standards 61, as amended from time to time. The Chair of the Audit Committee or a member of the Audit Committee acting as Chair, may represent the entire Audit Committee for purposes of this review.

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

Independent Auditors

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. The Audit Committee shall annually review the performance (effectiveness, objectivity and independence) of the external auditors. The Audit Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the Audit Committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the Audit Committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full Board appropriate action to ensure the independence of the external auditor.

     8. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with Independence Standards Board Standard No. 1, as amended from time to time, and any other required discussions.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Internal Audit and Legal Compliance

     11. Review the qualifications of the internal audit department and/or outsource service provider, as needed.

     12. Review the appointment, performance and replacement of the senior internal audit executive and/or outsource service provider.

     13. Review significant reports prepared by the outsourced internal audit service provider together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities

     15. Annually prepare a report to the shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

     16. Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   APPENDIX B

                          TEMECULA VALLEY BANCORP INC.
                            2004 STOCK INCENTIVE PLAN



     1. Purpose of the Plan. The purpose of this Temecula Valley Bancorp Inc. Stock Incentive Plan is to offer certain Employees, Directors and Consultants the opportunity to acquire a proprietary interest in the Company. Through the Plan, the Company and its subsidiaries seek to attract, motivate and retain highly competent persons. The success of the Company and its affiliates is dependent upon the efforts of these persons. The Plan provides for the grant of Options to purchase common stock. An Option granted under the Plan may be a Non-Statutory Stock Option or an Incentive Stock Option, as determined by the Administrator.

     2. Definitions. As used herein, the following definitions shall apply.

     "2004 Plan" or "Plan" shall mean the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan, adopted as of March 24, 2004 by the Board of Directors, and as may be amended and restated from time to time.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Administrator" shall mean the Board or any one of the Committees.

     "Affiliate" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

     "APB 25" shall mean Opinion 25 of the Accounting Principles Board, as amended, and any successor thereof.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall have the meaning given to it under the Participant's employment agreement with the Company or Affiliate, or a policy of the Company or an Affiliate. If the Participant does not have an employment agreement or the employment agreement does not define this term, or if the Company or an Affiliate does not have a policy that defines this term, then Cause shall include malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or an Affiliate which results in termination of the Participant's service with the Company or an Affiliate, as determined by the Administrator.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a committee appointed by the Board in accordance with Section 3 below.

     "Common Stock" shall mean the common stock of the Company, no par value.

     "Company"   shall  mean   Temecula   Valley   Bancorp  Inc.,  a  California
corporation.

     "Consultant" shall mean any natural person who performs bona fide Services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors and provided that the Services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company securities.

     "Date of Grant" shall mean the effective date as of which the Administrator grants an Option to an Optionee.

     "Director" shall mean a member of the Board.

     "Disability"  shall  mean  total and  permanent  disability  as  defined in
Section 22(e)(3) of the Code.

     "Employee" shall mean any individual who is a common-law employee of the Company or an Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exercise  Price"  shall  mean the  exercise  price of a share of  Optioned
Stock.

     "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or a national market system or an electronic bulletin board, including without limitation, The Nasdaq National Market, The Nasdaq SmallCap Market of The Nasdaq Stock Market or the Over-the-Counter Bulletin Board, its Fair Market Value shall be the closing sales price for such stock (or the closing representative bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock quoted by such recognized securities dealer on the last market trading day prior to the day of determination; or

     (iii) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined, in good faith, by the Administrator.

     "FASB" shall mean the Financial Accounting Standards Board.

     "Grantee" shall mean any person who is granted an Option.

     "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

     "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     "Mature Shares" shall mean Shares that had been held by the Participant for a meaningful period of time such as six months or such other period of time that is consistent with FASB's interpretation of APB 25.

     "Non-Employee Director" shall mean a non-employee member of the Board.

     "Non-Statutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     "Notice of Stock Option Grant" shall mean the notice delivered by the Company to the Optionee evidencing the grant of an Option.

     "Option" shall mean a stock option granted pursuant to the Plan.

     "Option Agreement" shall mean a written agreement that evidences an Option in such form as the Administrator shall approve from time to time.

     "Optioned Stock" shall mean the Common Stock subject to an Option.

     "Optionee" shall mean any person who receives an Option.

     "Participant" shall mean an Optionee or a Grantee.

     "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3.

     "Service" shall mean the performance of services for the Company (or any Affiliate) by an Employee, Director or Consultant, as determined by the
Administrator in its sole discretion. Service shall not be considered interrupted in the case of: (i) a change of status (i.e., from Employee to Consultant, Non-Employee Director to Consultant, or any other combination); (ii) transfers between locations of the Company or between the Company and any Affiliate; or (iii) a leave of absence approved by the Company or an Affiliate. A leave of absence approved by the Company or an Affiliate shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or an Affiliate.

     "Service Provider" shall mean an Employee, Director or Consultant.

     "Share" shall mean a share of Common Stock.

     "Tax" or "Taxes" shall mean the federal, state, and local income, employment and excise tax liabilities incurred by the Participant in connection with his/her Options.

     "10% Shareholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate) on the Date of Grant, as applicable.

     "Termination Date" shall mean the date on which a Participant's Service terminates, as determined by the Administrator in its sole discretion.

     3. Administration of the Plan.

     (a) Except as otherwise provided for below, the Plan shall be administered by (i) the Board or (ii) a Committee, which Committee shall be constituted to satisfy applicable laws. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of specific duties delegated by the Administrator, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its sole discretion:

     (i) to determine the Fair Market Value of the Common Stock;

     (ii) to select the Service Providers to whom Options may, from time to time, be granted under the Plan;

     (iii) to determine whether and to what extent Options are granted under the Plan;

     (iv) to determine the number of Shares that pertain to each Option;

     (v) to approve the terms of the Option Agreements;

     (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option. Such terms and conditions may include, but are not limited to, the Exercise Price, the status of an Option (Non-Statutory Stock Option or Incentive Stock Option), the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

     (vii) to determine the method of payment of the Exercise Price;

     (viii) with the prior approval of a majority of the Non-Employee Directors of the Administrator, reduce the Exercise Price of any Option to the then current Fair Market Value if the Fair Market Value of the Optioned Stock has declined since the Date of Grant of such Option;

     (ix) to delegate to others responsibilities to assist in administering the Plan;

     (x) to construe and interpret the terms of the Plan, Option Agreements and any other documents related to the Options; and

     (xi) to interpret and administer the terms of the Plan to comply with all Tax rules and regulations.

     (c) Effect of Administrator's Decision. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Options. The Administrator's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants whether or not such Participants are similarly situated.

     (d) Liability. No member of the Administrator shall be personally liable by reason of any mistake of judgment made in good faith while acting in such capacity if he or she was acting within her/his authority as a member of the Administrator at the time of the mistake, and the Company shall indemnify and hold harmless each member of the Administrator and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power the Company may have to indemnify them or hold them harmless. The Board shall make the determination if any such person shall be entitled to indemnification and such decision by the Board shall be made in good faith, final and binding.

     4. Stock Subject To The Plan.

     (a) Basic Limitation. The total number of Options under the Plan may not exceed 2,250,000, subject to the adjustments provided for in Section 8 of the Plan.

     (b) Additional Shares. In the event that any outstanding Option expires or is canceled or otherwise terminated, the Shares that pertain to the unexercised Option shall again be available for the purposes of the Plan.

     5. Eligibility. The persons eligible to participate in the Plan shall be limited to Employees, Directors and Consultants who have the potential to impact the long-term success of the Company and/or its Affiliates and who have been selected by the Administrator to participate in the Plan.

     6. Option Terms. Each Option shall be evidenced by an Option Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each Option Agreement shall comply with the terms specified below and shall be subject to all of the other provisions of the Plan. Each Option Agreement evidencing an Incentive Stock Option shall be subject to the following applicable provisions (except ISOs if in conflict with Section 7) as well as Section 7 below.

     (a) Exercise Price.

     (i) The Exercise Price of an Incentive Stock Option shall be determined by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, and the exercise price of a Non-Statutory Stock Option shall not be less than 85% of the Fair Market Value of a Share on the Date of Grant of such Option.

     (ii) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (A) cash, (B) check, (C) Mature Shares, or (D) any combination of the foregoing methods of payment. The Administrator may also permit Optionees, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Administrator, and use the proceeds from such sale as payment of part or all of the exercise price of such shares. Notwithstanding the foregoing, a method of payment may not be used if it causes the Company to: (x) recognize compensation expense for financial reporting purposes; (y) violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto; or (z) violate Regulation O, promulgated by the Board of Governors of the Federal Reserve System, as determined by the Administrator in its sole discretion.

     (b) Vesting. Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in any event all Options granted to an Optionee who is not an officer, Director or Consultant of the Company shall vest at a rate of at least 20% per year over five years from the Date of Grant of the Option subject to reasonable conditions such as continued employment. An Option may not be exercised for a fraction of a Share and the Optionee shall receive cash in lieu thereof equal to the Fair Market Value of such fraction on the date of exercise.

     (c) Term of Options. No Option shall have a term in excess of 10 years measured from the Date of Grant of such Option.

     (d) Procedure for Exercise. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment of the applicable Exercise Price for the Share being exercised has been received by the Administrator. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section (a)(iii) above in this Section. In the event of a cashless exercise, the broker shall not be deemed to be an agent of the Administrator.

     (e) Effect of Termination of Service.

     (i) Termination of Service. Upon termination of an Optionee's Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her Option, but only on or prior to the date that is three months following the Optionee's Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration of the term of such Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). If, on the Termination Date, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after termination of Service, the Optionee does not exercise his/her Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall immediately revert to the Plan.

     (ii) Disability of Optionee. In the event of termination of an Optionee's Service due to his/her Disability, the Optionee may exercise his/her Option, but only on or prior to the date that is twelve months following the Termination Date, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). To the extent the Optionee is not entitled to exercise the Option on the Termination Date, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after Termination of Service due to Disability, the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Optioned Stock shall immediately revert to the Plan.

     (iii) Death of Optionee. In the event that an Optionee should die while in Service, the Optionee's Option may be exercised by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration date of the term of his/her Option, as set forth in the Notice of Stock Option Grant to the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his/her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall immediately revert to the Plan.

     (iv) Cause. In the event of termination of an Optionee's Service due to Cause, the Optionee's Options shall terminate on the Termination Date.

     (v) To the extent that the Company does not violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto or Regulation O, promulgated by the Board of Governors of the Federal Reserve System (as determined by the Administrator in its sole discretion), the Administrator shall have complete discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

     (A) extend the period of time for which the Option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the Option term; and/or

     (B) permit the Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Shares for which such Option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     (f) Shareholder Rights. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 below.

     (g) Non-transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which Options are to be passed to beneficiaries upon the death of the trustor (settler) or by gift to Immediate Family. Notwithstanding the immediately preceding sentence, Incentive Stock Option transfers may be limited by the Administrator in order to comply with the Code and shall be further limited, if necessary, so that neither the transfer of an Option other than an Incentive Stock Option to such Immediate Family, nor the ability of a Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code.

     (h) 10% Shareholder. If any Grantee to whom an Option is granted is a 10% Shareholder on the Date of Grant, then the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant of such Option.

     7. Incentive Stock Options. The terms specified below shall be applicable to all Incentive Stock Options, and these terms shall, as to such Incentive Stock Options, supercede any conflicting terms in Section 6 above. Options which are specifically designated as Non-Statutory Stock Options when issued under the Plan shall not be subject to the terms of this Section.

     (a) Eligibility. Incentive Stock Options may only be granted to Employees.

     (b) Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, except as otherwise provided for in Subsection (d) below.

     (c) Dollar Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Option) with respect to Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be applied on the basis of the order in which such Options are granted. Any Options in excess of such limitation shall automatically be treated as Non-Statutory Stock Options.

     (d) Option Term for 10% Shareholder. The Option term of an Incentive Stock Option granted to a 10% Shareholder shall not exceed five years measured from the Date of Grant of such Option.

     (e) Change in Status. In the event of an Optionee's change of status from Employee to Consultant or to Non-Employee Director, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option three months and one day following such change of status.

     (f) Approved Leave of Absence. If an Optionee is on an approved leave of absence, and the Optionee's reemployment upon expiration of such leave is not guaranteed by statute or contract, including Company policies, then on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

     8. Adjustments

     (a) Recapitalization, Etc. If the outstanding Common Stock is hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for which Options may be granted under the Plan. In addition, the Administrator shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of the event. The adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

     (b) Reorganization. Upon a Reorganization (as hereinafter defined):

     (i) If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Administrator; or

     (ii)  If  there  is a  Reorganization  Agreement,  and  the  Reorganization
Agreement specifically provides for the adjustment, change, conversion or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then the Administrator shall adjust the shares under the outstanding and unexercised Options, and shall adjust the shares remaining under the Plan which are then available for the issuance of Options under the Plan if the Reorganization Agreement makes specific provisions therefore, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of the Options and shares.

     (c)  Reorganization  Defined.  The  term  "Reorganization"  as used in this
Section 8 means any reorganization, merger, consolidation, share exchange or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options or the shares subject thereto, in any Reorganization Agreement that it does adopt.

     (d) Notice to Optionees. The Administrator shall provide to each Optionee then holding an outstanding and unexercised Option not less than 30 calendar days' advanced written notice of any date fixed by the Administrator pursuant to this Section 8 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Administrator may otherwise provide, each Optionee shall have the right during that period to exercise his or her Option only to the extent that the Option was exercisable on the date the notice was provided to the Optionee.

     (e) Adjustment Must Conform. Any adjustment to any outstanding ISO pursuant to this Section 8, if made by reason of a transaction described in Section

424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in
Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan ("old option"), the Board or the board of directors of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

     (f) No Modification. No modification, extension, renewal, or other change in any Option granted under the Plan may be made, after the grant of the Option, without the Optionee's consent, unless it is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, Optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

     (g) Good Faith of the Administrator. All adjustments and determinations under this Section 8 shall be made by the Administrator in good faith in its sole discretion.

     (h) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. In such event, the Administrator, in its discretion, may provide for a Participant to fully vest in his/her Option. To the extent it has not been previously exercised, an Option will terminate upon dissolution or liquidation of the Company.

     9. Cancellation and Regrant of Options. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and to grant in substitution new Options covering the same or a different number of Shares but with an Exercise Price per Share based on the Fair Market Value per Share on the new Date of Grant of the Option. For purposes of Section 4 hereof, Shares underlying any Option cancelled by the Company in such exchange shall be available for issuance under the Plan; furthermore, except with respect to a Participant subject to Section 162(m) of the Code, a grant of any Option to a Participant pursuant to such exchange shall be disregarded for purposes of determining whether such Participant has exceeded any limitations hereunder limiting the amount of any type of Option or aggregate amount of Options that may be granted to a Participant (except to the extent the number of Shares underlying such Options exceeds the number of Shares underlying the Participant's cancelled Options).

     10. Information to Holders of Options. The Company shall provide to each Optionee, on an annual basis, the information required by Section 260.140.46, Title 10 of the California Code of Regulations and any successor law or regulation.

     11. Tax Withholding.

     (a) For corporate purposes, the Company's obligation to deliver Shares upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     (b) To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and the regulations adopted pursuant thereto, the Administrator may, in its discretion, provide any or all holders of Non-Statutory Stock Options with the right to use previously vested Shares in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their Non-Statutory Stock Options, provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum statutory rates. Such right may be provided to any such holder as follows: The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Stock Option, a portion of those Shares with an aggregate Fair Market Value equal to the Taxes calculated using the minimum statutory withholding rates interpreted in accordance with APB 25 and FASB Interpretation No. 44.

     12. Effective Date and Term of the Plan. The Plan was adopted by the Board on March 24, 2004, and shall become effective on the date of its approval by the Company's shareholders. Unless sooner terminated by the Administrator, the Plan shall continue until March 24, 2014. When the Plan terminates, no Options shall be granted under the Plan thereafter. The termination of the Plan shall not affect any Option previously granted under the Plan.

     13. Time of Granting Options. The Date of Grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination to grant such Option, or such other date as determined by the Administrator; provided, however, that any Option granted prior to the date on which the Plan is approved by the Company's shareholders shall be subject to the shareholders' approval of the Plan. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable period of time after the date of such grant.

     14. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made without his/her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment and Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

     15. Regulatory Approvals.

     (a) The implementation of the Plan, the granting of any Options and the issuance of any Shares upon the exercise of any granted Options shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it, and the Shares issued pursuant to it.

     (b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement (if required) and under state law (if required) for the Shares issuable under the Plan.

     (c) The receipt of Shares upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by this Plan) providing to the Administrator a written representation that, at the time of such exercise, it is the intent of that person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that the restriction is not necessary under then pertaining law. The providing of the representation and the restrictions on transfer shall not, however, be required upon any person's receipt of Shares under the Plan if, at the time of grant of the Option relating to receipt or upon receipt, whichever is the appropriate measure under applicable federal or state securities laws, the Optioned Stock is: (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended; and (ii) either qualified or exempt from qualification under applicable state securities laws.

     16. No Employment/Service Rights. Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     17. Governing Law. This Plan shall be governed by California law, applied without regard to conflict of law principles.

     18. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable. This page left intentionally blank.

                       This page left intentionally blank.

                       This page left intentionally blank.

                      Vote by Internet or Telephone or Mail
                         24 Hours a Day - 7 Days a Week
 Your telephone or Internet vote authorizes the named proxies to vote your shares
    in the same manner as if you marked, signed and returned your proxy card.



INTERNET                        OR     TELEPHONE                    OR   MAIL
www.proxyvoting.com/tmcv        1-888-426-7035

Use the Internet to Vote your    Use any touch-tone telephone     Mark, sign and date
proxy.  Have your proxy card     to vote your proxy.  Have your   your proxy card
in hand when you access the      proxy card in hand when you      and
web site.  You will be prompted  call.  You will be prompted to   return it in the
to enter your control number,    enter your control number        enclosed
located in the box below, to     located in the box below, and    postage-paid
create and submit an electronic  then follow the directions       envelope
ballot.                          given.


   If you vote your proxy by Internet or by telephone You do NOT need to mail back your proxy card.


NOTE: Please sign exactly as your name or names appear on this Proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                               "FOR" PROPOSAL 2.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. Election of Directors. To elect the following six (6) persons to the Board of Directors of the Company to serve until the next annual meeting and until their successors are elected and qualified:

[   ]     FOR ALL NOMINEES                         NOMINEES:
                                                   O  01.    Steven W. Aichle
[   ]     WITHHOLD AUTHORITY FOR ALL NOMINEES      O  02.    Robert P. Beck
                                                   O  03.    Neil M. Cleveland
[   ]     FOR ALL EXCEPT (see instructions below)  O  04.    Luther J. Mohr
                                                   O  05.    Stephen H. Wacknitz
                                                   O  06.    Richard W. Wright

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

2. Adoption of the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan. To ratify and approve the adoption of the Company's 2004 Stock

      Incentive Plan.
                           |_| FOR          |_| AGAINST         |_| ABSTAIN

3. To vote in his or her discretion on such other business as may properly come before the meeting, or an adjournment or postponement thereof.

IF THE UNDERSIGNED SHAREHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE 2004 ANNUAL MEETING. IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE 2004 ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUNULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE PROXY STATEMENT.

                            Date:
                                  -----------------------------

                                  -----------------------------

                                  ------------------------------
                                       Signature(s)
                                   I (We) will [ ] will not [ ]
                                   attend the Annual Meeting in person

--------------------------------------------------------------------------------

                  REVOCABLE PROXY--TEMECULA VALLEY BANCORP INC.
                   ANNUAL MEETING OF SHAREHOLDERS May 25, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Temecula Valley Bancorp Inc. (the "Company") hereby constitutes and appoints Dr. Steven W. Aichle and Mr. Richard W. Wright , with power to appoint their respective substitutes, as attorney and proxy to appear, attend and vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at main offices of the Company, 27710 Jefferson Avenue, Suite A100, Temecula., California on Tuesday, May 25, 2004 at 6:00 p.m. local time, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. The Board of Directors of the Company recommends a vote "FOR" each of the proposal herein.

HIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.



                (CONTINUED AND TO BE SIGNED ON THE REVERSED SIDE)